WASHINGTON FEDERAL INC. AMENDED AND RESTATED NON-QUALIFIED EMPLOYEE STOCK PURCHASE PLAN As of August 14, 2023 Section 1. Establishment of the Plan. The Washington Federal Inc. Non-Qualified Employee Stock Purchase Plan (as amended from time to time, the “Plan”) provides Eligible Persons with an opportunity to purchase Common Stock so that they may increase their proprietary interest in the success of the Company. The Plan, which provides for the purchase of stock through payroll withholding, is not intended to qualify under Section 423(b) of the Code. The adoption of the Plan was approved by the Shareholders at an annual meeting on February 24, 2023. The Plan was amended and restated in the form set forth herein upon approval by the Compensation Committee and the Board on August 14, 2023, which amendment and restatement does not require further shareholder approval because the terms hereof do not differ in any material respect from the Plan as originally adopted and approved. This Amended and Restated Nonqualified Employee Stock Purchase Plan sets for the Plan as amended to and including the date first written above, and references herein to the defined term “Plan” shall include the terms thereof as amended and restated herein. Section 2. Definitions. (a) “Bank” means WaFd Bank, a Washington chartered commercial bank and a Subsidiary of the Company. (b) “Board of Directors” or “Board” means the Board of Directors of the Company. (c) “Code” means the Internal Revenue Code of 1986, as amended. (d) “Company” means Washington Federal Inc., a Washington corporation and a registered bank holding company. (e) “Company Affiliate” means any company which is either the parent corporation of the Company (as determined in accordance with Section 424 of the Code) or a Subsidiary. (f) “Compensation” means the cash remuneration paid to a Participant during a Purchase Period that is reported on Form W-2 or Form 1099 for federal income tax purposes (including salary deferrals to the Company’s 401(k) retirement savings plan and contributions to any Code Section 125 plan adopted by the Company). Compensation shall (i) include incentive compensation, commissions, profit sharing payments and bonuses; and (ii) exclude overtime and scheduling differential payments and any special payments (e.g., moving or auto allowances, educational reimbursements, welfare benefits, amounts realized from the exercise, sale exchange or other disposition of any stock option and premiums for life and disability insurance). (g) “Date of Exercise” means the last trading day of each Purchase Period.

(h) “Eligible Person” means any member of the Board of Directors of a Participating Company or Full-Time Employee of a Participating Company. In the event an Eligible Person fails to remain a Full-Time Employee of a Participating Company during a Purchase Period, he or she will be deemed to have elected to withdraw from the Plan and the payroll deductions credited to his or her account will be returned to him or her; provided that a Participant who goes on an unpaid leave of absence shall be permitted to remain in the Plan during such leave of absence. Notwithstanding the preceding sentence, if such Participant is not guaranteed reemployment by written policy, contract or statute and the leave of absence extends beyond ninety (90) days, such Participant shall be deemed to have terminated employment for purposes of the Plan on the ninety-first (91st) day of such leave of absence. Payroll deductions for a Participant who has been on an unpaid leave of absence will resume at the same rate as in effect prior to such leave upon return to work unless changed by such Participant. (i) “Employee” means any person who renders services to a Participating Company in the status of an employee within the meaning of Code Section 3401(c). “Employee” shall not include any member of the board of directors of a Participating Company who does not render services to the Participating Company in the status of an employee within the meaning of Code Section 3401(c). (j) “Fair Market Value” shall mean, as of any given date, the value of a share of Stock determined as follows: (A) If the Stock is listed on any national securities exchange (such as the New York Stock Exchange, the NASDAQ Global Market and the NASDAQ GlobalSelect Market™) or national market system, its Fair Market Value shall be the closing sales price for a share of Stock as quoted on such exchange or system for such date or, if there is no closing sales price for a share of Stock on the date in question, the closing sales price for a share of Stock on the last preceding date for which such quotation exists, as reported in The Wall Street Journal or such other source as the Plan Administrator deems reliable; (B) If the Stock is not listed on an established stock exchange or national market system, but the Stock is regularly quoted by recognized securities dealer, its Fair Market Value shall be the mean of the high bid and low asked prices for such date or, if there are no high bid and low asked prices for a share of Stock on such date, the high bid and low asked prices for a share of Stock on the last preceding date for which such information exists, as reported in The Wall Street Journal or such other source as the Plan Administrator deems reliable; or (C) If the Stock is neither listed on an established stock exchange or a national market system nor regularly quoted by a recognized securities dealer, its Fair Market Value shall be established by the Plan Administrator in good faith. (k) “Full-Time Employee” means any Employee characterized as “full-time” by the Company for employee benefit purposes.

(l) “Participant” means an Eligible Person who elects to participate in the Plan, as provided in Section 5. (m) “Participating Company” means the Company and its Subsidiaries (including the Bank and its Subsidiaries). (n) “Plan Account” means the account established for each Participant pursuant to Section 8(a). (o) “Plan Administrator” means the Compensation Committee of the Board, or any other committee subsequently appointed by the Board to administer the Plan pursuant to Section 4. (p) “Purchase Period” shall mean the three (3)-month periods (i) commencing on January 1 and ending on March 31, (ii) commencing on April 1 and ending on June 30, (iii) commencing on July 1 and ending on September 30, and (iv) commencing on October 1 and ending on December 31 of each year. The duration and timing of Purchase Periods may be changed by the Plan Administrator, in its sole discretion. (q) “Purchase Price” means the price at which Participants may purchase Stock under Section 8, as determined pursuant to Section 6. (r) “Stock” means the Company’s common stock, par value $1.00 per share. (s) “Stock Administrator” means the Company’s Human Resources Department or such other person(s) as may be retained by the Company to perform or otherwise be delegated some or all of the duties of the Stock Administrator under this Plan. (t) “Subsidiary” means a subsidiary corporation as defined in Section 424(f) of the Code, including for such purpose any subsidiary of the Bank. Section 3. Shares Authorized. The maximum aggregate number of shares which may be issued under the Plan shall be 500,000 shares of Stock (subject to adjustment as provided in Section 12), which may be either authorized but unissued Stock or reacquired Stock, including shares of Stock purchased on the open market. Section 4. Administration. (a) Except as otherwise provided herein, the Plan shall be administered by the Plan Administrator. The Plan Administrator shall be entitled to delegate to the Stock Administrator or to any third-party broker-dealer, clearing agent, transfer agent or other person, such functions as it deems appropriate. The interpretation and construction by the Plan Administrator of any provision of the Plan or of any right to purchase stock qualified hereunder shall be conclusive and binding on all persons.

(b) No member of the Board or of the Plan Administrator, nor any person to whom the Plan Administrator delegates duties in accordance with Section 4(a), shall be liable for any action or determination made in good faith with respect to the Plan or the right to purchase Stock hereunder. Without limiting the scope or the applicability of any other contractual or statutory indemnification to which a member of the Plan Administrator may be entitled, the Plan Administrator and each member thereof shall be indemnified by the Company against the reasonable expenses, including attorney’s fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which it may be a party by reason of any action taken or failure to act under or in connection with the Plan or any stock purchased thereunder, and against all amounts paid by it in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by it in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that the Plan Administrator is liable for negligence or misconduct in the performance of its duties. The Plan Administrator or any member thereof may select its own counsel in the event the Company fails to provide for the defense of any such action promptly upon demand therefor, in which event the Company shall pay promptly and in full the reasonable and actually incurred expenses and costs of such defense. (c) All costs and expenses incurred in administering the Plan shall be paid by the Company. The Board or the Plan Administrator may request advice for assistance or employ such other persons as are necessary for proper administration of the Plan. (d) At the discretion of the Plan Administrator, the Stock Administrator or such persons providing advice or assistance pursuant to Section 4(c), any elections, submission or filings made under the Plan by Eligible Persons and/or any statements or notices provided under the Plan to Eligible Persons in each case may be made electronically or through such “paperless” means as the Plan Administrator, the Stock Administrator or such persons may determine appropriate. Section 5. Eligibility and Participation. (a) Any person who qualifies or will qualify as an Eligible Person on the first day of a Purchase Period may elect to participate in the Plan for the entirety (and not less than the entirety) of such Purchase Period. An Eligible Person may elect to participate by submitting an enrollment form as prescribed by the Stock Administrator. The enrollment form shall be filed with the Stock Administrator no later than the filing deadline imposed and communicated to Eligible Persons with respect to the Purchase Period for which such enrollment form is intended to be effective by the Stock Administrator, and if none is so imposed and/or communicated, then no later than five (5) days before the Purchase Period for which such enrollment form is intended to be effective. The Eligible Person shall designate on the enrollment form the percentage of his or her Compensation which he or she elects to have withheld for the purchase of Stock, which may be any stated dollar amount in excess of $50 per pay period or any whole percentage value in excess of 1%; provided, however, that under no circumstances may the aggregate amount withheld in any calendar year exceed the lesser of fifty thousand dollars ($50,000) or fifteen percent (15%) of the Participant’s compensation.

(b) By enrolling in the Plan, a Participant shall be deemed to have been granted an option on the first day of each Purchase Period for which he or she is enrolled to purchase the maximum number of shares of Stock which can be purchased with the amount of the Participant’s Compensation which is withheld during the Purchase Period for which the Participant is enrolled. However, with respect to any Purchase Period, no Participant shall be eligible to purchase more than two thousand (2,000) shares of Stock or such lesser number of shares as would cause the Participant to remain within the limitations set forth in Section 13. (c) Once enrolled, a Participant will continue to participate in the Plan for each succeeding Purchase Period until he or she terminates participation in accordance with Section 9 or ceases to qualify as an Eligible Person. A Participant who withdraws from the Plan in accordance with Section 9 may again become a Participant in a subsequent Purchase Period, if he or she then is an Eligible Person, by following the procedure described in Section 5(a). Section 6. Purchase Price. The Purchase Price for each share of Stock within a given Purchase Period shall be equal to ninety-five percent (95%) of the Fair Market Value of such share on the Date of Exercise for such Purchase Period. Section 7. Employee Contributions. A Participant may purchase shares of Stock in the Plan solely by means of payroll deductions (or through a reduction in regular director fees for non-employee directors). Payroll deductions, as designated by the Participant pursuant to Section 5(a), shall commence with the first paycheck issued during the Purchase Period and shall be deducted from each subsequent paycheck throughout the Purchase Period; provided, however, that the Company shall be entitled to discontinue payroll deductions for a Participant during a Purchase Period without prior notice to the extent that the Company determines that the payroll deductions for such Participant during such Purchase Period would cause the Participant to exceed the limitations set forth in Sections 5 or 13, or that the maximum number of shares authorized for issuance under the Plan have been issued or committed for issuance; provided, further, that the Company will recommence payroll deductions for such Participant on the first day of the next Purchase Period to the extent the limitation set forth in Section 13 has not been exceeded, except where the maximum number of shares authorized for issuance under the Plan have been issued or committed for issuance. If a Participant desires to decrease the rate of payroll withholding during a Purchase Period, he or she may do so one time during a Purchase Period by submitting the prescribed percentage change form with the Stock Administrator. Such decrease will be effective no later than the first day of the second payroll period which begins following the receipt of the new percentage change form. If a Participant desires to increase or decrease the rate of payroll withholding, he or she may do so (subject to the limitations set forth in the Plan) effective for the next Purchase Period by submitting a new percentage change form with the Stock Administrator on or before the date imposed and communicated to Eligible Persons by the Stock Administrator, and if none is so imposed and/or communicated, then no later than five (5) days before the Purchase Period for which such change is to be effective. Section 8. Plan Accounts; Purchase of Shares.

(a) The Company will maintain a Plan Account on its books in the name of each Participant. At the close of each pay period, the amount deducted from the Participant’s Compensation will be credited to the Participant’s Plan Account. (b) As of each Date of Exercise, the amount then in the Participant’s Plan Account will be divided by the Purchase Price, and the number of shares which results (computed to three decimal places and subject to the limitations described in Sections 5(b), 8(c) and 13) shall be purchased from the Company, or by the Company in the open market, with the funds in the Participant’s Plan Account. The number of shares of Stock so purchased shall be delivered to a brokerage account designated by the Plan Administrator and kept in such account pursuant to the enrollment form (which shall be uniform) between each Participant and the Company and subject to the conditions described therein (which may include, without limitation, restrictions on transferability of the shares of Stock so purchased, and which shall include restrictions on transferability to the extent the Participant would be deemed an underwriter of the Company’s securities in the absence of compliance with Rule 144 of the Securities Act of 1933, as amended). (c) In the event that the aggregate number of shares which all Participants elect to purchase during a Purchase Period shall exceed the number of shares remaining available for issuance under the Plan, then the number of shares to which each Participant shall become entitled shall be determined by multiplying the number of shares available for issuance by a fraction the numerator of which is the sum of the number of shares the Participant has elected to purchase pursuant to Section 5, and the denominator of which is the sum of the number of shares which all employees have elected to purchase pursuant to Section 5. Any cash amount remaining in the Participant’s Plan Account under these circumstances shall be refunded to the Participant. (d) Any amount remaining in the Participant’s Plan Account, including any amounts remaining because the maximum number of shares authorized for issuance under the Plan have been issued or committed for issuance as a result of Section 8(c), above, shall be refunded to the Participant in cash, without interest, within thirty (30) days of the end of the applicable Purchase Period; provided, however, that amounts remaining after the application of the rounding of fractional shares contemplated by Section 8(b) will be retained in a Participant’s Plan Account until the subsequent purchase period unless the Participant requests that such amounts be refunded, in which case the refund will be made in the same manner as contemplated by the initial clause of this sentence. (e) Unless otherwise determined by the Plan Administrator, as soon as practicable following the end of each Purchase Period, the Company shall deliver to each Participant a Plan Account statement setting forth the amount of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any. Section 9. Withdrawal from the Plan. A Participant may elect to withdraw from participation under the Plan at any time up to thirty (30) days prior to the last day of a Purchase Period by submitting the prescribed withdrawal form with the Stock Administrator. As soon as practicable after a withdrawal, payroll deductions shall cease and all amounts credited to the Participant’s Plan Account will be refunded in cash, without interest. A Participant who has withdrawn from the Plan shall not be a Participant in future Purchase Periods, unless he or she again enrolls in accordance with the provisions of Section 5. The Plan Administrator or the Stock Administrator may reject or delay acceptance of a Participant’s enrollment if it is determined in the sole discretion of the Plan Administrator or the Stock Administrator that the timing or effect of an application would create undue risk to the Company or the Participant. Section 10. Effect of Termination of Employment or Death. (a) Termination of employment as an Eligible Person for any reason, including death, shall be treated as an automatic withdrawal from the Plan under Section 9. A transfer from one Participating Company to another shall not be treated as a termination of employment. (b) A Participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the Participant’s Account under the Plan in the event of such Participant’s death subsequent to the purchase of shares but prior to delivery to him or her of such shares and cash. In addition, a Participant may file a written designation of a beneficiary who is to receive any cash from the Participant’s Account under the Plan in the event of such Participant’s death prior to the last day of a Purchase Period. Any such designation shall be made on a form prescribed by the Stock Administrator or otherwise in a form acceptable to the Stock Administrator in its sole discretion. (c) Such designation of beneficiary may be changed by the Participant at any time by submitting the prescribed designation of beneficiary change form with the Stock Administrator, on a form prescribed by the Stock Administrator or otherwise in a form acceptable to the Stock Administrator in its sole discretion. In the event of the death of a Participant in the absence of a valid designation of a beneficiary who is living at the time of such Participant’s death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the Participant; or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant; or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate. Section 11. Rights Not Transferable. The rights or interests of any Participant in the Plan, or in any Stock or moneys to which he or she may be entitled under the Plan, shall not be transferable by voluntary or involuntary assignment or by operation of law, or by any other manner other than as permitted by will or the laws of descent and distribution, and during the Participant’s lifetime, purchase rights in the Plan shall be exercisable only by the Participant. If a Participant in any manner attempts to transfer, assign or otherwise encumber his or her rights or interest under the Plan, other than as permitted by will or the laws of descent and distribution, such act shall be treated as an automatic withdrawal under Section 9. Section 12. Recapitalization, Etc. (a) The aggregate number of shares of Stock offered under the Plan, the number and price of shares which any Participant has elected to purchase pursuant to Section 5 and the maximum number of shares which a Participant may elect to purchase under the Plan in any Purchase Period shall be proportionately adjusted for any increase or decrease in the number of issued shares of Stock resulting from a subdivision or consolidation of shares or any other capital adjustment, the payment of a stock dividend, or other increase or decrease in such shares affected without receipt of consideration by the Company. In the event of any such event, the Plan Administrator shall make such adjustments as it deems necessary and equitable in its sole discretion, with respect to the number of shares issued or issuable under the Plan, the number of shares authorized for issuance under the Plan, the determination of Fair Market Value, and any other factors affected by such an event. (b) In the event of a dissolution or liquidation of the Company, this Plan shall terminate, and all amounts which each Participant has paid towards the Purchase Price of Stock hereunder, and which are held in such Participant’s account in cash prior to the purchase of Stock, shall be refunded, without interest. (c) In the event of a sale of all or substantially all of the assets of the Company, an acquisition of the Company or the merger of the Company with or into another corporation, in which instance this Plan is not assumed by the successor or acquiror, the Purchase Period shall be shortened by setting a new Date of Exercise (the “New Exercise Date”), which date shall occur prior to the effective time of the event giving rise to such adjustment. The Company shall notify each Participant in writing at least five (5) days prior to the New Exercise Date, that the Date of Exercise for the Purchase Period has been changed to the New Exercise Date and that the purchase shall automatically occur on the New Exercise Date, unless prior to such date the Participant has withdrawn from the Purchase Period pursuant to Section 9. (d) The Plan shall in no event be construed to restrict in any way the Company’s right to undertake a dissolution, liquidation, merger, consolidation, reorganization or other corporate transaction. Section 13. Limitation on Stock Ownership. Notwithstanding any provision herein to the contrary, no Participant shall be permitted to elect to participate in the Plan (i) if such Participant, immediately after his or her election to participate, would own stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any Company Affiliate, (ii) if such participation would require the proposed Participant to file any notice under, or to seek the consent or non-objection of any bank regulatory authority with respect to, the Change in Bank Control Act, the Bank Holding Company Act, the Washington Bank Act, or any other federal or state banking law or regulation, or (iii) if under the terms of the Plan the rights of the Employee to purchase Stock under this Plan and all other qualified employee stock purchase plans of the Company or its Company Affiliates would accrue at a rate which exceeds fifty thousand dollars ($50,000) of Fair Market Value of such Stock (determined at the time such right is granted) for each calendar year for which such right is outstanding at any time. For purposes of this Section 13, ownership of stock shall be determined by the attribution rules of Section 424(d) of the Code, and Participants shall be considered to own any stock which they have a right to purchase under this or any other stock plan.

Section 14. No Rights as an Employee. Nothing in the Plan shall be construed to give any person the right to remain in the employ of a Participating Company. Each Participating Company reserves the right to terminate the employment of any person at any time and for any reason. Section 15. Rights as a Shareholder. A Participant shall have no rights as a shareholder with respect to any shares he or she may have a right to purchase under the Plan until the date of issuance to the brokerage account designated by the Plan Administrator the shares of Stock issued pursuant to the Plan. Section 16. Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions in separate accounts. Section 17. Amendment or Termination of the Plan. Except as otherwise provided herein, the Board of Directors shall have the right to amend, modify or terminate the Plan at any time without notice. An amendment of the Plan shall be subject to shareholder approval only to the extent required by applicable laws, regulations or rules. The Plan shall terminate upon the earlier of (i) such date as is determined by the Company in its sole discretion or (ii) the date on which all shares available for issuance under the Plan shall have been sold pursuant to purchase rights exercised under the Plan. Section 18. Governing Law; Jurisdiction; Venue. The Plan shall be governed by, and construed and interpreted in accordance with, the laws of the State of Washington. Any disputes hereunder shall be decided in the federal or state courts located in King County, Washington, which jurisdiction and venue shall be mandatory and not elective, and each Participant and each applicant to become a Participant voluntarily submits to such jurisdiction and venue. By becoming or applying to become a Participant, each person receiving or applying to receive Stock submits irrevocably to the personal jurisdiction of such courts and each does thereby waive forever any right to seek removal to any other jurisdiction or to seek to apply the doctrine of forum non conveniens. The termination of a Participant’s enrollment in the Plan shall not discharge or modify the submission to jurisdiction and venue as set forth herein. The provisions of the Plan shall be deemed severable. In the event any such provision is determined to be unlawful or unenforceable by a court of competent jurisdiction or by reason of a change in an applicable statute, the Plan shall continue to exist as though such provision had never been included therein (or, in the case of a change in an applicable statute, had been deleted as of the date of such change). Section 19. Shareholder Approval. No purchase rights granted under the Plan shall be exercised, and no shares of Stock shall be issued hereunder, until such time as (i) the Plan shall have been approved by the shareholders of the Company; and (ii) the Company shall have complied with all applicable requirements of the Securities Act of 1933, as amended (including the registration of the shares of Stock issuable under the Plan on a Form S-8 registration statement filed with the Securities and Exchange Commission), all applicable listing requirements of the Nasdaq GlobalSelect Market™ and all other applicable requirements established by law or regulation. Such shareholder approval shall be prior to the earlier to occur of: (a) the first Date of Exercise of the Plan and (b) the twelve (12) month anniversary of the adoption of the Plan; provided, however, that such approval may not occur prior to twelve (12) months before the adoption of the Plan. In the event the Plan shall not have been approved by the shareholders of the Company prior to the first Date of Exercise of the Plan, the Plan shall terminate and all purchase rights granted under the Plan shall be canceled and become null and void. Section 20. Section 409A. The Plan is intended to comply with the requirements of section 409A of the Code, to the extent applicable. All options granted under the Plan shall be construed and administered such that such option either (i) qualifies for an exemption from the requirements of section 409A of the Code or (ii) satisfies the requirements of section 409A of the Code. If an option is subject to section 409A of the Code, the exercise of such option shall only be made in a manner and upon an event permitted under section 409A of the Code and in no event shall an Eligible Person, directly or indirectly, designate the calendar year in which an exercise occurs. Notwithstanding the foregoing, although options are intended to be exempt from, or comply with, the requirements of section 409A of the Code, and the Plan shall be interpreted accordingly, the Company does not warrant that any option will qualify for favorable tax treatment under section 409A of the Code or any other provision of federal, state, local or foreign law. The Company shall not be liable to any Eligible Person for any tax the Eligible Person might owe as a result of the grant or exercise of an option, or holding of any shares of Stock received upon exercise of the option, under the Plan. Section 21. Withholding Taxes. All acquisitions and sales of Stock under the Plan shall be subject to applicable federal (including FICA), state and local tax withholding requirements if the Internal Revenue Service or other taxing authority requires such withholding. The Company may require that Participants pay to the Company (or make other arrangements satisfactory to the Company for the payment of) the amount of any federal, state or local taxes that the Company is required to withhold with respect to the purchase of Stock or the sale of Stock acquired under the Plan, or instead deduct from the Participant’s wages or other compensation the amount of any withholding taxes due with respect to the purchase of Stock or the sale of Stock acquired under the Plan.